UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

           Bermuda                       001-31468               98-0428969

(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)

                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

     On November 2, 2005, Montpelier Re Holdings Ltd. issued a press release announcing third quarter 2005 results, which has been attached as Exhibit 99.1. The Company also posted its September 30, 2005 Financial Supplement on their website, which is attached as Exhibit 99.2.


Item 7.01 Regulation FD Disclosure.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

          The following exhibits are furnished as part of this report:

          99.1 Press Release of the Registrant, dated November 2, 2005

          99.2 September 30, 2005 Financial Supplement of the Registrant


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Montpelier Re Holdings Ltd.
                                         ---------------------------------------
                                                        (Registrant)

  November 2, 2005                         By: /s/ Jonathan B. Kim
-------------------                      ---------------------------------------
      Date                                 Name: Jonathan B. Kim
                                           Title: General Counsel and Secretary



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Index to Exhibits

Exhibit No.                Description
--------------------------------------

99.1            Press Release of the Registrant dated as of November 2, 2005
99.2            September 30, 2005 Financial Supplement of the Registrant